Exhibit 25.3

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                                   FORM T-1
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                       SECTION 305(b)(2)           |__|


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                             THE BANK OF NEW YORK
             (Exact name of trustee as specified in its charter)


New York                                                     13-5160382
(State of incorporation            (I.R.S. employer
if not a U.S. national bank)       identification no.)

48 Wall Street, New York, N.Y.               10286
(Address of principal executive offices)     (Zip code)



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                            BANKBOSTON CORPORATION
             (Exact name of obligor as specified in its charter)


Massachusetts                                                04-2471221
(State or other jurisdiction of  (I.R.S. employer
incorporation or organization)   identification no.)

100 Federal Street
Boston, Massachusetts                        02110
(Address of principal executive offices)     (Zip code)

                            ______________________

                      Guarantee of Capital Securities of
                         BankBoston Capital Trust IV
                     (Title of the indenture securities)


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1.   GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE
TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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         Name                                   Address

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Superintendent of Banks of the  2 Rector Street, New York,
State of New York                                          N.Y. 10006, and
                                                           Albany, N.Y.
                                                           12203
Federal Reserve Bank of         33 Liberty Plaza, New York,
New York                                                   N.Y.  10045

Federal Deposit Insurance       Washington, D.C.  20429
Corporation

New York Clearing House         New York, New York   10005
Association

     (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


                                  SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 26th day of February, 1998.


                                                 THE BANK OF NEW YORK


                                                By:   /S/JAMES W.P. HALL
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                                                   Name:  JAMES W.P. HALL
                                                   Title: VICE PRESIDENT